MFS Value Portfolio Investment Strategy - MFS Value Portfolio	Dec. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]	Massachusetts Financial Services Company (“MFS” or “Subadviser”), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio’s net assets in equity securities of large capitalization U.S. companies. Equity securities include common stocks, preferred stocks, securities convertible into common or preferred stocks and depositary receipts for equity securities. MFS focuses on investing the Portfolio’s assets in the stocks of companies that it believes are undervalued compared to their perceived worth (“value” companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. MFS normally invests the Portfolio’s assets across different industries and sectors, but MFS may invest a significant percentage of the Portfolio’s assets in issuers in a single industry or sector. The Portfolio may invest up to 20% of its assets in foreign securities and may have exposure to foreign currencies through its investments in these securities. Stock Selection MFS uses an active bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of the issuers’ financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.